Exhibit 10.5

EXECUTION VERSION
AMENDMENT NUMBER THREE
to the
MASTER REPURCHASE AGREEMENT
dated as of September 4, 2019,
between
ROCKET MORTGAGE, LLC (f/k/a QUICKEN LOANS, LLC), as Seller
and
CITIBANK, N.A., as Buyer

This AMENDMENT NUMBER THREE (this “Amendment Number Three”) is made this 27th day of September, 2021, between ROCKET MORTGAGE, LLC (f/k/a QUICKEN LOANS, LLC) (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of September 4, 2019, between Seller and Buyer, as such agreement may be further amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS
WHEREAS, Buyer and Seller agree to amend the Agreement as more specifically set forth herein; and
WHEREAS, as of the date hereof, Seller represents to Buyer that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
Section 1.Amendments. Effective as of the Amendment Effective Date, the Agreement is hereby amended as follows:
(a)Section 2 of the Agreement is hereby amended by adding new definitions of “Agency Claim Proceeds”, “Agency Claim Process”, “Agency-Required eNote Legend”, “Eligible Modified EBO”, “eNote Replacement Failure”, “eNote Subservicer” and “Master Servicer” in the appropriate alphabetical order therein:

“Agency Claim Proceeds” shall mean with respect to Purchased Loans that are Eligible Modified EBOs, any proceeds paid to Seller under the applicable Agency Claim Process. Notwithstanding the foregoing, Agency Claim Proceeds shall not include any amounts relating to the reimbursement of servicing advances.

        “Agency Claim Process” shall have the meaning set forth in Section 13(cc).

“Agency-Required eNote Legend” shall have the meaning assigned to such term in the Custodial Agreement.

    “Eligible Modified EBO” shall mean any Loan (a) that is an FHA Loan, VA Loan or RHS Loan, (ii) purchased out from a pool or loan package backing a Ginnie Mae Security by Seller remitting the required proceeds to Ginnie Mae (a “Pool”) on or after such Loan became
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ninety (90) or more days delinquent (using the MBA method of determination), (iii) that has been modified by Seller after being bought out of the related Pool, (iv) other than any COVID Affected Loans, in which the related Mortgagor has made the first three scheduled trial payments pursuant to the terms of the modified loan without becoming delinquent, and (v) that is eligible to be re-pooled and included in a subsequent Ginnie Mae Security.

“eNote Replacement Failure” shall have the meaning assigned to such term in the Custodial Agreement.

“eNote Subservicer” shall mean, with respect to any eNote, the Person identified in the MERS eRegistry for such eNote as the “Subservicer” (if any), and in such capacity is authorized by the Controller to perform certain MERS eRegistry transactions on behalf of the Controller.

“Master Servicer” shall mean, with respect to any eNote, the Person identified in the MERS eRegistry for such eNote as the “Master Servicer” (if any), and in such capacity is authorized by the Controller to perform certain MERS eRegistry transactions on behalf of the Controller.

(b)Section 2 of the Agreement is hereby amended by deleting the definitions of “Authoritative Copy”, “Delegatee”, “Electronic Record”, “Electronic Tracking Agreement”, “eMortgage Loan”, “eNote”, “Government Loan”, “Income”, “Loan”, “MERS eRegistry”, “Transferrable Record” and “UETA” in their entirety and replacing them with the following, respectively (bold and stricken text added to evidence changes):

“Authoritative Copy” shall mean, with respect to any eNote, the single, authoritative, unique, identifiable and unalterable authentic version of such eNote that is within the sole Control of the Controller and deposited in an eVault for the benefit of the Controller in a form that is capable of being retained and accurately reproduced for later reference.
“Delegatee” or “Delegatee for Transfers” or “DFT” shall mean with respect to an eNote, the party designated in the MERS eRegistry as the “Delegatee” or “Delegatee for Transfers”, who in such capacity is authorized by the Controller to perform certain MERS eRegistry transactions on behalf of the Controller such as Transfers of Control and Transfers of Control and Location.

“Electronic Tracking Agreement” shall mean the electronic tracking agreement among Buyer, ~~the~~ Seller, MERSCORP Holdings, Inc. and MERS, in form and substance acceptable to Buyer to be entered into in the event that any of the Loans become MERS Loans, as amended by that certain Addendum to Electronic Tracking Agreement for eNotes, dated as of September 4, 2019, (the “eNote Addendum”), by and among Buyer, Seller, the Electronic Agent and MERS, and the same may be further amended, restated, supplemented or otherwise modified from time to time; provided that if no Loans are or will be MERS Loans, all references herein to the Electronic Tracking Agreement shall be disregarded.

“Electronic Record” shall mean with respect to an eMortgage Loan, the related eNote and all other documents comprising the Mortgage File electronically created and that are stored in an electronic format and bearing an “electronic signature” as such term is defined in E-SIGN, if any.

“eMortgage Loan” shall mean a Loan with respect to which there is an eNote and as to which some or all of the other documents comprising the related Mortgage File may be created electronically

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~~and~~ (not by traditional paper documentation) and signed electronically (not with a pen and ink signature).

“eNote” shall mean with respect to any eMortgage Loan, the single, unique and authenticated electronically created, signed, transmitted and stored Note that is a Transferable Record.

“Government Loan” a Loan, ~~other than an Agency Eligible Loan~~, that is (a) an FHA Loan; (b) a VA Loan; (c) an RHS Loan, or (d) is otherwise eligible for inclusion in a Ginnie Mae mortgage-backed security pool, including, without limitation, any Eligible Modified EBO.

“Income” shall mean, with respect to any Purchased Loan at any time until such Loan is repurchased by Seller in accordance with the terms of this Agreement, any principal and/or interest thereon and all dividends, sale proceeds (including, without limitation, any proceeds from the liquidation or securitization of such Purchased Loan or other disposition thereof), insurance proceeds of any kind, which shall include for the avoidance of doubt, any Agency Claim Proceeds, and other collections and distributions thereon (including, without limitation, any proceeds received in respect of mortgage insurance), but not including any commitment fees, origination fees and/or servicing fees accrued in respect of periods on or after the initial Purchase Date with respect to such Purchased Loan.

“Loan” shall mean a First Lien mortgage loan (including an eMortgage Loan) together with the Servicing Rights thereon, which the Custodian has been instructed to hold for Buyer pursuant to the Custodial Agreement, and which Loan includes, without limitation, (i) a Note (including, with respect to any eMortgage Loan, the related eNote), the related Mortgage and all other Loan Documents and (ii) all right, title and interest of ~~the~~ Seller in and to the Mortgaged Property covered by such Mortgage.

“MERS eRegistry” shall mean the electronic registry operated by the Electronic Agent that acts as the legal system of record that identifies the Controller~~, Delegatee~~ and Location of the Authoritative Copy of registered eNotes and the Delegatee and the Master Servicer or eNote Subservicer (if any) with respect thereto.

“Transferable Record” shall mean an Electronic Record under E-SIGN and UETA that (i) would be a note under the Uniform Commercial Code if the Electronic Record were in writing, (ii) the issuer of the Electronic Record has expressly agreed is a “transferable record”, (iii) bears an “electronic signature” as such term is given meaning under E-SIGN and UETA, and (iv~~i~~) for purposes of E-SIGN, relates to a loan secured by real property.

“UETA” shall mean the Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999, or a state law alternative that is consistent with E-SIGN.

(c)Section 2 of the Agreement is hereby amended by deleting the definition of “Electronic Security Failure” thereof in its entirety.

(d)Section 12(kk) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(kk)    MERS eRegistry.
Seller or an Affiliate of ~~the~~ Seller, with respect to each Loan, immediately prior to the sale to Buyer hereunder of such Loan, is registered on the MERS eRegistry as the Controller of ~~an~~ the related eNote designated to MERS.

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(e)Section 12 of the Agreement is hereby amended by adding the following new clause (ll) immediately following clause (kk) thereof:

(ll)    eMortgages. With respect to each eMortgage Loan or any other Loan that was originated using remote online notarization, Seller has (or has caused to be) complied with all Fannie Mae or Freddie Mac requirements, as applicable, including, but not limited to, requirements related to remote online notarization.

(f)Section 13 of the Agreement is hereby amended by deleting Section 13(cc) in its entirety and replacing it with the following (bold and stricken text added to evidence changes):

(cc)    ~~Reserved.~~ Eligible Modified EBOs. Seller shall make any insurance or guaranty claims it is entitled to make regarding any Eligible Modified EBO and shall file a claim with the related Agency (“Agency Claim Process”). All Eligible Modified EBOs subject to such Agency Claim Process shall designate Seller on the applicable Agency electronic submission as payee. Upon the occurrence and, unless otherwise directed by Buyer, during the continuation of an Event of Default, Seller shall transfer all Agency Claims Proceeds into the Collection Account in accordance with Section 7. Notwithstanding the foregoing, Seller shall not initiate an Agency Claim Process with respect to an Eligible Modified EBO until such Loan is a “Re-performing Loan”, as determined in accordance with Ginnie Mae requirements for re-pooling.

(g)Section 13 of the Agreement is hereby amended by deleting clause (ff) thereof in its entirety and replacing it with the following (bold and stricken text added to evidence changes):

(ff)    MERS; MERS eRegistry.

(i)    Seller and Servicer are members of MERS in good standing and current in the payment of all fees and assessments imposed by MERS, and shall comply with all rules and procedures of MERS in connection with the servicing of MERS Loans for as long as such Purchased Loans are registered with MERS. Seller shall, or shall cause the Servicer to follow all instructions provided by Buyer with respect to any MERS Loans that are Purchased Loans, including without limitation, the removal of Purchased Loans from MERS and assignment out of MERS within two (2) Business Days of receipt of instructions from Buyer.

(ii)    Seller is a member of the MERS eRegistry in good standing, shall maintain membership in the MERS eRegistry at all times and, with respect to each eMortgage Loan, shall comply with all rules and procedures of MERS in connection with the maintenance of the related eNotes on the MERS eRegistry, and shall cause any other Qualified Originator that is the originator of a Purchased Loan to comply with the foregoing.

(h)Section 13 of the Agreement is hereby amended by adding the following as a new clause (hh) immediately following clause (gg) thereof:

(hh)    eMortgages.
(i)    With respect to each eMortgage Loan being requested by Seller to be subject to a Transaction, Seller shall cause, in connection with such Transaction, (i) the

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Authoritative Copy of the related eNote to be delivered to the eVault via a secure electronic file, (ii) the Controller status of the related eNote to be transferred to Buyer, (iii) the Location status of the related eNote to be transferred to Custodian, and (iv) the Delegatee status of the related eNote to be transferred to Custodian, in each case, using MERS eDelivery and the MERS eRegistry and in accordance with the terms of the eNote Addendum and the Custodial Agreement, as applicable.
(ii)    Seller shall immediately notify Buyer upon becoming aware of any Control Failure or eNote Replacement Failure with respect to such eNote.
(iii)    Further, in connection with a sale of an eMortgage Loan to an Agency as a Takeout Investor, Seller shall immediately notify Buyer and Custodian should such Agency notify Seller of its decision not to purchase such eMortgage Loan.
(iv)    With respect to each eMortgage Loan or any other Loan originated using remote online notarization, Seller shall (A) comply with (or shall cause to be complied with) all Fannie Mae or Freddie Mac requirements, as applicable, including, but not limited to, requirements related to remote online notarization, such as maintaining (or causing to be maintained on Seller’s behalf) a recording of the related notarial ceremony for the minimum period as required by Fannie Mae or Freddie Mac, as applicable, (B) upon Buyer’s request, provide Buyer with a copy of any such recordings, and (C) ensure that any such recordings will be transferred to, or available for access by, Buyer or its designees upon the occurrence of a Default hereunder.
(i)Section 33 of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

33.    COUNTERPARTS
This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. The parties agree that this Agreement, any documents to be delivered pursuant to this Agreement and any notices hereunder may be transmitted between them by e-mail and/or by facsimile. The parties intend that with respect to the Program Documents and any amendments thereto, faxed signatures and electronically imaged signatures, such as .pdf files and signatures executed using third party electronic signature capture service providers, which comply with E-SIGN, the New York State Electronic Signatures and Records Act or any other similar state law based on the UETA, shall constitute original signatures and are binding on all parties. The parties intend that subsequent certifications and other documentation delivered by Seller in connection with the Program Documents may be delivered in accordance with, and shall be governed by E-SIGN, the New York State Electronic Signatures and Records Act or any other similar state law based on the UETA, and shall be binding on such parties. The original documents shall be promptly delivered, if requested.
(j)Section 37 of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following (stricken text added to evidence changes):

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37.    HYPOTHECATION OR PLEDGE OF PURCHASED ITEMS.
Subject to the terms of this Section 37, Buyer shall have free and unrestricted use of all of the Purchased Items and nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Items or otherwise selling, pledging, repledging, transferring, assigning, hypothecating, rehypothecating or otherwise conveying the Purchased Items. Unless an Event of Default shall have occurred and be continuing, no such pledge or other action under this Section 37 shall relieve Buyer of its obligations under the Program Documents, including, without limitation, Buyer’s obligation to transfer Purchased Loans to Seller pursuant to the terms of the Program Documents, its obligation to return to Seller the exact Purchased Loans and the related Purchased Items and not substitutes therefor. As a condition to any action by Buyer under this Section 37, prior to an Event of Default, Buyer shall cause any third party pledgee or other counterparty to any other action under this Section 37 (a “Repledgee”) to agree to return such Purchased Loans to Seller and facilitate Buyer’s return of such Purchased Loans to Seller pursuant to this Agreement) and to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to the Program Documents. As a condition to any action by Buyer under this Section 37, prior to an Event of Default, Buyer shall (i) cause Repledgee to receive notice of Seller’s rights to the Purchased Items and agree to subordinate its rights to any Purchased Items to Seller’s rights under this Agreement against Buyer to such Purchased Items, (ii) not permit the obligations to any Repledgee secured by any Purchased Loan to exceed its Repurchased Price, and (iii) agree and cause the Repledgee to agree to allow Seller to direct payment of the Repurchase Price to the Repledgee and get a release of the related Purchased Items upon receipt of such payment. Notwithstanding the provisions in this Section 37, Buyer may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Repurchase Obligations owing to it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank and in connection with any such grant, none of the requirements applicable to Repledgees in the preceding two sentences shall be applicable with respect to the Federal Reserve Bank. Nothing contained in this Agreement obligates Buyer to segregate any Purchased Loans or Purchased Items delivered to Buyer by Seller.

(k)Schedule 1 of the Agreement is hereby amended by deleting paragraph (j) thereof and replacing it with the following (bold text added to evidence changes):
(j)    Validity of Mortgage Documents. The Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Loan are genuine (or in the case of an eNote, the copy of the eNote transmitted to Custodian’s eVault is the Authoritative Copy), and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles. Each eNote and Mortgage that is an Electronic Record were executed in compliance with E-SIGN, the state electronic signature act applicable to the execution of the eNote (the UETA as adopted in the applicable state, or a state law alternative that is consistent with E-SIGN, or the New York Electronic Signatures and Records Act), and, to the extent applicable, any Agency guidelines and requirements. All parties to the Note, the Mortgage and any other such related agreement had legal capacity to enter into the Loan and to execute and deliver the Note, the Mortgage and any such agreement, and the Note, the Mortgage and any other such related agreement have been duly and properly executed by other the applicable related parties. No fraud or error, omission, misrepresentation, negligence or similar occurrence with respect to a Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination or servicing of the Loan or in any mortgage or flood insurance, if applicable, in relation to such Loan. ~~The~~ Seller has reviewed all of the

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documents constituting the Mortgage File and has made such inquiries as they deem necessary to make and confirm the accuracy of the representations set forth herein.

(l)Schedule 1 of the Agreement is hereby amended by deleting paragraph (z) thereof in its entirety and replacing it with the following (bold and stricken text added to evidence changes):
(z)    Delivery of Mortgage Documents. The Note, the Mortgage, the Assignment of Mortgage (other than for a MERS Loan) and any other documents required to be delivered under the Custodial Agreement for each Loan (other than Wet-Ink Loans) have been delivered to the Custodian~~, and Control of any eMortgage Loan that is a Purchased Loan has been transferred to the Custodian as agent for Buyer, except as otherwise provided in the Custodial Agreement~~. If a Loan is an eMortgage Loan, (i) the Controller field of the related eNote on the MERS eRegistry reflects the MERS Org ID of Buyer, (ii) the Delegatee field of the related eNote on the MERS eRegistry reflects the MERS Org ID of Custodian and (iii) the Location status of the related eNote on the MERS eRegistry reflects the MERS Org ID of the Custodian as Delegatee acting on Buyer’s behalf. Seller is, or an agent of Seller is, in possession of a complete, true and materially accurate Mortgage File in compliance with the Custodial Agreement, except for such documents the originals (or Authoritative Copies) of which have been delivered to the Custodian and except as otherwise provided in the Custodial Agreement.

(m)Schedule 1 of the Agreement is hereby amended by deleting paragraph (ooo) thereof in its entirety and replacing it with the following (bold and stricken text added to evidence changes):

(ooo)    eNotes. With respect to each eMortgage Loan, the related eNote satisfies all of the following criteria:

(i)    the eNote expressly permits electronic signatures and bears a digital or electronic signature;

(ii)    the Hash Value of the eNote indicated in the MERS eRegistry matches the Hash Value of the eNote as reflected in the eVault;

(iii)    there is a single Authoritative Copy of the eNote, as applicable and within the meaning of Section 9-105 of the UCC or Section 16 of the UETA, as applicable, that is held in the eVault;

(iv)    the Location status of the eNote on the MERS eRegistry reflects the MERS Org ID of the Custodian;

(v)    the Controller status of the eNote on the MERS eRegistry reflects the MERS Org ID of Buyer;

(vi)    the Delegatee status of the eNote on the MERS eRegistry reflects the MERS Org ID of Custodian;

(vii)    ~~the Servicing Agent status of the eNote on the MERS eRegistry is blank~~ the Master Servicer status of the eNote on the MERS eRegistry reflects the MERS Org ID of Custodian;

(viii)    There is no Control Failure or ~~Electronic Security~~ eNote Replacement Failure with respect to such eNote;

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(ix)    the eNote is (A) a valid and enforceable Transferable Record or (B) comprises “electronic chattel paper”, a “general intangible” or a “payment intangible” within the meaning of the UCC;

(x)    there is no defect with respect to the eNote that would result in Buyer having less than full rights, benefits and defenses of “Control” (within the meaning of the UETA or the UCC, as applicable) of the Transferable Record; ~~and~~

(xi)    there is no paper copy of the eNote in existence nor has the eNote been papered-out;

(xii)    the eNote contains the Agency Required eNote Legend; and

(xiii)    the eNote is enforceable under the laws of the jurisdiction where the Property is located.

(n)Schedule 1 of the Agreement is hereby amended by adding the following as new paragraphs (qqq), (rrr) and (sss) immediately following paragraph (ppp) thereof:

(qqq) Eligible Modified EBOs. Each Eligible Modified EBO (a) is an FHA Loan covered by an FHA Insurance Contract, a VA Loan subject to a VA Loan Guaranty Agreement, or a RHS Loan subject to a Rural Housing Service Guaranty, as applicable, in each case, in full force and effect and there exists no impairment to full recovery without indemnity to the Department of Housing and Urban Development, the FHA, VA, or RHS, as applicable, under the FHA Insurance Contract, VA Loan Guaranty Agreement, or Rural Housing Service Guaranty, as applicable, and (b) shall have been part of a Ginnie Mae Pool and satisfies Ginnie Mae’s delinquency or modification criteria for repurchase of Mortgage Loans, including without limitation any requirements with respect to loss mitigation. With respect to any modification of an FHA Loan, VA Loan or RHS Loan, the modified monthly scheduled payment of principal and interest does not exceed the applicable original monthly scheduled payment of principal and interest. The Purchase Price paid by Buyer for any Eligible Modified EBO has been determined based on the modified unpaid balance and not the original unpaid balance

(rrr) No Rejected Claims. No Eligible Modified EBO has had a claim rejected by HUD, the VA, or RHS, as applicable, for any reason which impairs (i) the FHA Mortgage Insurance under the FHA Insurance Contract, (ii) the VA Loan Guaranty Agreement, or (iii) the Rural Housing Service Guaranty, as applicable, which, in any case, results in a loss in any portion of the principal balance of the related Loan. Seller has not taken, or failed to take, any action with respect to any Eligible Modified EBO, the result of which may be that any Agency Claim Proceeds would not be payable to Buyer.

(sss)    Remote Online Notarization. With respect to each Loan that was originated using remote online notarization, (i) such Loan and the related Mortgage complies with all Fannie Mae or Freddie Mac requirements, as applicable, including, but not limited to, requirements related to remote online notarization, such as maintaining (or causing to be maintained on Seller’s behalf) a recording of the related notarial ceremony for the minimum period as required by Fannie Mae or Freddie Mac, as applicable, (ii) such remote online notarization was performed in accordance with and is legally valid under the laws and regulations of the state in which the notarization was performed, at the time it was performed and is in compliance with the UETA, as adopted in such state, and E-SIGN is valid and enforceable under, and complies with the applicable laws of the jurisdiction in which the Mortgaged Property is located, (iii) such remote online notarization was performed by a licensed notary public who was physically located in the state where the notarial act occurred and, if required by law, such notary

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public was specifically licensed to perform a remote online notarization, and (iv) the remote online notarization has been accepted by the applicable county recorder in the county in which the Mortgaged Property is located, if such documentation is recorded; provided that the foregoing requirements shall not apply if there is any federal legislation or other applicable law that preempts any such requirements; however, Seller shall comply with such federal legislation.

Section 2.Condition Precedent; Effectiveness. This Amendment shall become effective on the date on which Buyer shall have received and Seller shall have completed, or shall have caused to be completed the following conditions (such date, the “Amendment Effective Date”):
(a)    counterparts hereof duly executed by each of the parties hereto;
(b)    counterparts of that certain Amendment Number Four to the Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto;
(c)    counterparts of that certain Amended and Restated Custodial and Disbursement Agreement, dated as of the date hereof, duly executed by each of the parties thereto;
(d)    filing of the UCC-3 financing statement to incorporate changes to the collateral description pursuant to this Amendment; and
(e)    a fully executed bring-down opinion of the opinion of outside counsel to Seller delivered on the Closing Date as to perfection of Buyer’s security interest in the notes (including without limitation, eNotes) subject to a Transaction under the Agreement.
Section 3.Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Three (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.
Section 4.Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.
Section 5.Binding Effect; Governing Law. This Amendment Number Three shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER THREE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
Section 6.Counterparts. This Amendment Number Three may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment Number Three by signing any such counterpart. Each counterpart shall be deemed to be an original, and all counterparts shall constitute one and the same instrument. The parties agree this Amendment Number Three, any documents to be delivered pursuant to this Amendment Number Three and any notices hereunder may be transmitted between them by e-mail and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files and signatures executed using third party electronic signature capture service providers,

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which comply with the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state law based on the Uniform Electronic Transactions Act, shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.
Section 7.Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Three need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
Section 8.Seller Name Change. Seller has publicly announced that on July 31, 2021, it formally changed its name from Quicken Loans, LLC to Rocket Mortgage, LLC. Following the effective date of such name change by Seller, all references herein and in the Program Documents to Quicken Loans, LLC shall be deemed to refer to Rocket Mortgage, LLC.

[Signature Page Follows]

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IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

ROCKET MORTGAGE, LLC,
(Seller)

DocuSigned by:
/s/ Robert P. Wilson
    CC8E1688430845
Name: Rob Wilson
Title: Treasurer

CITIBANK, N.A.
(Buyer)

By: /s/ Arunthathi Theivakumaran
Name:     Arunthathi Theivakumaran
Title:    Vice President

[Amendment Number Three to Master Repurchase Agreement (Citi-Rocket) (2021)]